FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2004

Arena Resources, Inc.

(Exact Name of registrant as specified in its charter)

Nevada	333-46164	73-1596109
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4920 South Lewis Street, Suite 107, Tulsa, Oklahoma 74105

(Address of principal executive offices)

Registrant’s telephone number, including area code  (918) 747-6060

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CPR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CPR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CPR 240.13e-4(c))

ITEM 8.01:  Other Events

Arena Resources, Inc. has appointed UMB Bank, N.A. as the new transfer agent and registrar of its common stock and units (consisting of common stock and warrants), effective Monday, November 22, 2004.  Upon the division of the Company’s units into their separate components of common stock and warrants (which will occur upon the commencement of trading December 1, 2004) UMB Bank will serve as the transfer agent and registrar of the Company’s common stock and warrants.  UMB Bank, N.A. replaces Atlas Stock Transfer Corporation.

Shareholders seeking information regarding stock transfers, lost certificates, and/or address changes should contact:  UMB Bank; 928 Grand Blvd, 5th Floor; Kansas City, MO  64106; Phone (800) 884-4225; Fax: (816) 860-3963.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARENA RESOURCES, INC.

Date:  November 24, 2004

By:

/s/  William R. Broaddricik

William R. Broaddrick

Vice President